SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 6, 2003

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press release announcing earnings for quarter ended March 31, 2003.*

Item 9.    Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On May 6, 2003, the Registrant issued a press release reporting its financial results for the quarter ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into Item 12.

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: May 6, 2003	By: /s/ GEORGE C. FREEMAN, III
George C. Freeman, III
General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Press release announcing earnings for quarter ended March 31, 2003.*

*Filed Herewith